SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant |_|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

      |_|   Preliminary Proxy Statement
      |_|   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
      |X|   Definitive Proxy Statement
      |_|   Definitive Additional Materials
      |_|   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                  Semiconductor Laser International Corporation
               --------------------------------------------------
               (Name of Registrant as Specified in its Character)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      |X|   No fee required.
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            0-11.

            1) Title of each class of securities to which transaction applies:


            ----------------------------------------------------

            2) Aggregate number of securities to which transaction applies:


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            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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            5) Total fee paid:


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      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date
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            ----------------------------------------------------

                  SEMICONDUCTOR LASER INTERNATIONAL CORPORATION
                                  15 Link Drive
                           Binghamton, New York 13904

                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON August 17, 1998

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting') of Semiconductor Laser International Corporation, a Delaware corporation (the "Company"), will be held at the New York Hilton Hotel and Tower, 1335 Avenue of the Americas, New York, New York 10019 on August 17, 1998, at 10:00 a.m., local time, for the following purposes:

      (1) To elect a board of four (4) directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified;

      (2) To consider and vote upon a proposal to amend the Company's 1995 Stock Option Plan, as amended (the "Option Plan") (i) to increase the total number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), available for options to be granted under the Option Plan from 250,000 to 1,000,000; and (ii) to permit the Board to grant additional options to non-employee Directors.

      (3) To ratify the selection of Price Waterhouse LLP as independent public accountants for the Company for the fiscal year ending December 31, 1998; and

      (4) To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

      The stockholders of record of the Company at the close of business on June 19, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at such meeting.

      A copy of the Company's Annual Report for 1997 is enclosed herewith.

      We hope you plan to attend the Meeting in person, but in any event you are urged to mark, date, sign and return your proxy in the enclosed self-addressed envelope as soon as possible so that your shares may be voted in accordance with your wishes. Any proxy given by a stockholder may be revoked by the stockholder at any time prior to the voting of the proxy.

                                          By Order of the Board of Directors

                                          Geoffrey T. Burnham
                                          Chairman of the Board

Binghamton, NY
July 28, 1998

                  SEMICONDUCTOR LASER INTERNATIONAL CORPORATION
                                  15 Link Drive
                           Binghamton, New York 13904

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 August 17, 1998

      The enclosed proxy is solicited by and on behalf of the Board of Directors of Semiconductor Laser International Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on August 17, 1998, at 10:00 a.m., local time, at the New York Hilton and Tower, 1335 Avenue of the Americas, New York, New York 10019, and any adjournment or postponement thereof (the "Meeting"). The matters to be considered and acted upon at the Meeting are described in the foregoing Notice of Annual Meeting of Stockholders and this Proxy Statement. This Proxy Statement and the related form of proxy are first being mailed on or about July 28, 1998, to all of the stockholders of record of the Company on June 19, 1998. Shares of the Company's Common Stock, $.01 par value ("Common Stock"), represented by proxies will be voted as hereinafter described or as otherwise specified by the stockholder. Any proxy given by a stockholder may be revoked by the stockholder at any time prior to the voting of the proxy by delivering a written notice to the Chairman of the Board of the Company, by executing and delivering a later dated proxy or by attending the Meeting and voting in person.

      The person named as proxy is Geoffrey T. Burnham, the Chief Executive Officer, President, Chief Financial Officer and Chairman of the Board of the Company. The cost of preparing, assembling and mailing the Notice of Meeting, the proxy card, this Proxy Statement and the other material enclosed and all clerical and other expenses of solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers and employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company also will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock held of record by such custodians and will reimburse such custodians for all of their costs and expenses in forwarding such soliciting materials.

                                  VOTING RIGHTS

      Only holders of shares of Common Stock of record at the close of business on June 19, 1998 (the "Record Date") will be entitled to vote at the Meeting. On the Record Date, the Company had 10,039,552 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter. Holders of shares of Common Stock are not entitled to cumulative voting rights.

      The presence at the Meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall constitute a quorum for the transaction of business. Abstentions and broker non-votes (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners and (ii) the broker or nominee does not have discretionary authority to vote on a particular matter) are counted as present in determining whether the quorum requirement is satisfied. If a quorum is present, the affirmative vote of the holders of a plurality of the shares of Common Stock cast at the Meeting and entitled to vote will be required to act on the election of directors. Thus, abstentions and broker non-votes will not be included in the vote total in the election of directors and will have no effect on the outcome of the vote. The affirmative vote of the holders of a majority of the shares of Common Stock cast at the Meeting and entitled to vote will be required to act on all other matters properly brought before the Meeting. If a stockholder abstains on any such matter, the stockholder's shares are considered present at the Meeting for such matter, but since they are not affirmative votes for the matter, will have the same effect as votes against the matter. With respect to broker non-votes on such matter the shares are not considered present at the Meeting for such matter and they are, therefore, not counted in respect of such matter. Such broker non-votes have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

      To the best knowledge of the Company, none of the persons who were executive officers or directors of the Company at any time since the beginning of 1997, none of the nominees for election as directors and none of the associates of any of the foregoing, have any interest in the matters to be acted upon at the Meeting, other than with reference to their election as directors and with reference to awards which have been or may be granted to them under the 1995 Stock Option Plan, as amended (the "Option Plan").

      There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon.

                               SECURITY OWNERSHIP

      The following table sets forth certain information as of the Record Date regarding the share ownership of the Company by (i) each person who is known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock, (ii) each director, director nominee and executive officer of the Company listed on the Summary Compensation Table, and
(iii) all directors and executive officers as a group.

                                                                        Percentage of
                                                     Amount and Nature  Outstanding
                                                       of Beneficial    Shares
Name and Address of Beneficial Owner (1)               Ownership (2)    Owned (2)
---------------------------------------------------  -----------------  -------------
Geoffrey T. Burnham ............................(3)       431,894            4.3%

Susan M. Burnham ...............................(4)       431,894            4.3%

Dafico Investment Corporation...................          660,468            6.6%
c/o Frank R. Cohen, Esq.
Cohen & Cohen
445 Park Avenue, 15th Floor
New York, New York 10022

Danvers Investments Limited
c/o Gino Maislik
Zurlinden Street 1,
Zurich, Switzerland 8003........................          575,000            5.7%

Amexcorp Ltd.
c/o Gino Maislik
Zurlinden Street 1,
Zurich, Switzerland 8003........................          575,000            5.7%

Brian J. Thompson ..............................(5)        17,351              *
692 Mount Hope Avenue
Rochester, New York 14620

George Barrett .................................(6)        18,331              *
119 High Crest Drive
West Milford, New Jersey 07840

All directors and executive officers as a
group (4 persons) ..............................(7)       899,470            8.9%

----------
*     Less than 1%

(1) Unless otherwise indicated, the address of each beneficial owner identified is 15 Link Drive, Binghamton, NY 13904.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the Record Date have been exercised or converted. Assumes a base of 10,039,552 shares of Common Stock outstanding, before any consideration is given to outstanding options or warrants.

(3) Includes 162,412 shares held directly by Dr. Burnham, 23,823 shares held in trust by Dr. Burnham as trustee, as to which Dr. Burnham disclaims any beneficial interest, 4,925 shares held in an IRA trust for the benefit of Dr. Burnham, 4,925 shares issuable upon exercise of Private Warrants (as defined in Footnote 7) held by Dr. Burnham, certain non-plan options to purchase 39,404 shares, 165,405 shares owned by Susan Burnham (Dr. Burnham's wife), and 31,000 shares issuable upon the exercise of options granted to Ms. Burnham pursuant to the Option Plan, as to which Dr. Burnham disclaims any beneficial interest.

(4) Includes 165,405 shares held directly by Susan Burnham, 162,412 shares owned by Dr. Burnham; 23,823 shares held in trust by Dr. Burnham as trustee; 4,925 shares held in an IRA trust for the benefit of Dr. Burnham, 4,925 shares issuable upon exercise of Private Warrants held by Dr. Burnham; and 39,404 shares issuable upon exercise of certain non-plan options held by Dr. Burnham, as to all of which Susan Burnham disclaims any beneficial interest; and 31,000 shares issuable upon the exercise of options granted to Ms. Burnham pursuant to the Option Plan.

(5) Consists of non-plan options to purchase 9,851 shares and options to purchase 7,500 shares granted pursuant to the Option Plan.

(6) Includes 10,341 shares held by Mr. Barnett and options to purchase 7,500 shares granted pursuant to the Option Plan. Also includes 490 shares issuable upon the exercise of certain warrants granted in the initial public offering of the Company's securities (the "Public Offering").

(7) Includes an aggregate of 100,670 shares of Common Stock issuable upon the exercise of options, non-plan options and warrants (the "Private Warrants"), issued during the period from December 1994 through April 1995 to investors in the Company's December 1994 private placement (the "December 1994 Placement"), to purchase 4,925 shares of Common Stock purchased by Dr. Burnham and warrants purchased in the Public Offering.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Nominations and Election of Directors

      The Board of Directors has nominated George W. Barrett, Geoffrey T. Burnham, Susan M. Burnham and Brian J. Thompson (all of whom are members of the current Board of Directors of the Company) to serve as directors of the Company until the Company's 1999 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or their earlier resignation or removal. Unless otherwise specified, shares represented by proxies will be voted in favor of the election of all of the nominees, except that, in the event any nominee should not continue to be available for election, it is intended that such proxies will be voted for the election of such substitute nominees as the Board of Directors may recommend unless the Board reduces the number of directors to be elected. Management does not presently contemplate that any of the nominees will become unavailable for any reason.

The Board of Directors recommends a vote FOR the Election of each of the Nominees.

Information Regarding Nominees

The following table sets forth the names of the nominees and certain information with regard to each nominee.

Name of Nominee          Age  Director Since  Position with Company
---------------          ---  --------------  ---------------------

Geoffrey T. Burnham      50   September 1993  Chairman of the Board, President
                                              and Chief Executive Officer
Susan M. Burnham         42   September 1993  Vice President, Treasurer and
                                              Director
George W. Barrett(1)(2)  64   December 1993   Director
Brian J. Thompson(1)(2)  65   December 1993   Director

--------------------
(1)   Member of the Compensation Committee.
(2)   Member of the Audit Committee.

      Dr. Geoffrey T. Burnham, a founder of the Company, has served as its Chairman, President, Chief Executive Officer, since its incorporation in September 1993, and has devoted his full-time efforts to the establishment of the Company commencing in May 1993. From April 1990 through July 1990, Dr. Burnham served as a consultant to, and from July 1990 until May 1993, he was employed by, Northeast Semiconductor, Inc. ("NSI"), a company which, prior to filing for Chapter 7 bankruptcy protection, was engaged in the production of high powered semiconductor diode lasers, and served as its President and as a director from October 1991 through May 1993. Dr. Burnham resigned from NSI upon its acquisition in a hostile take-over. Approximately five months after his resignation, NSI filed for Chapter 7 bankruptcy protection. Prior to April 1990, Dr. Burnham had over 16 years of experience in the laser field, including 10 years in the semiconductor laser field, holding management positions with Hercules Aerospace Corporation (1987 to 1989), General Optronics Corporation, a company engaged in manufacturing laser equipment for telecommunications applications (1984 to 1986) and General Electric Co. ("General Electric") (1975 to 1984). Dr. Burnham founded and directed General Electric's Laser Business Venture for five years. In addition, he was corporate liaison between General Electric and the University of Rochester on General Electric's Consortium on Inertial Confinement Fusion. Dr. Burnham also served as General Electric's Corporate Technical Recruiter at the University of Rochester as well as Chairman of the United States government's laser section of the Military Critical Technologies List. Dr. Burnham is married to Susan Burnham.

      Susan M. Burnham has been Vice President, Treasurer and a director of the Company since its incorporation in September 1993. From May 1993 to September 1993, Ms. Burnham assisted Dr. Burnham in the establishment of the Company and, from February 1992 through April 1993, Ms. Burnham was not employed. From August 1986 through January 1992, Ms. Burnham served as a national account executive in marketing and sales for MLI Industries Inc., a company involved in turn-key subcontract manufacturing of electronic components, electro-mechanical assemblies, and copy machine refurbishment and manufacturing, and was responsible for handling all major company accounts, as well as all new accounts. She established a customer base that included several divisions of General Electric, IBM and Eastman Kodak Company, initiating partnership agreements for all major customers. Ms. Burnham was employed by General Electric from December 1977 through July 1984 during which time she held administrative positions in various laser and electronic programs with a particular emphasis on the monitoring of operating budgets. Ms. Burnham is married to Dr. Burnham.

      George W. Barrett was elected as a director of the Company in December 1993. Mr. Barrett has been the Chief Operating Officer of Universal Telephone & Telegraph LLC, a long distance telephone company, since June 1996. Prior to that, from January 1996 through February 1996, Mr. Barrett was an independent consultant, providing general business management services. From October 1989 through August 1995, he was Division President and General Manager of Engineered Datron Systems Division (Datron Inc.), a publicly owned company engaged in the manufacture of aircraft arresting systems. Mr. Barrett was President of Auxilec, Inc., a subsidiary of a publicly owned company engaged in the manufacture of aircraft generation systems, from January 1988 to May 1989, Division President of Sirnmonds Precision Engine Systems, a publicly held company engaged m the manufacture of aircraft ignition systems, from January 1986 to August 1987 and Vice President of Lucas Aerospace

Inc., a publicly owned company engaged in the manufacture of engine control systems, from October 1971 to December 1985.

      Dr. Brian Thompson was elected as a director of the Company in December 1993. He is Provost Emeritus, Professor Emeritus of Optics and Distinguished University Professor of the University of Rochester. From July 1968 to July 1995, he was a professor of optics at the University of Rochester and, from July 1984 to July 1994, he was Provost of the University of Rochester. He is the author of more than 150 scientific and technical papers, has won numerous awards for his contributions to optics and is serving or has served on the editorial boards of many international journals. Dr. Thompson is a member of the Board of Directors of Welch Allyn, Inc., a company involved in manufacturing medical instrumentation. He is also a member of the Board of Directors of Boydell & Brewer Ltd. and Boydell & Brewer, Inc., two publications companies. Mr. Thompson is also a member of the Link Foundation's Board of Trustees. He also was a member of the Board of Directors of Holotek, Ltd., a publicly held corporation involved in producing scanning and imaging equipment.

Information Concerning the Board of Directors and Committees.

      The Board of Directors met eleven times during fiscal year 1997 and on one occasion acted by unanimous written consent. During fiscal year 1997, all current directors attended 75% or more of the total number of meetings of the Board of Directors and all the committees on which they served.

      The Board of Directors maintains a standing Compensation Committee and Audit Committee. There is no formal nominating committee; the Board of Directors performs this function.

      The Compensation Committee currently consists of George W. Barrett and Brian J. Thompson. The Compensation Committee makes recommendations to the Board of Directors with respect to compensation of executive officers. In addition, the Compensation Committee administers the Option Plan, determining the persons to whom options should be granted and the number of options to be granted to such persons. The Compensation Committee also administers plans and programs relating to the employee benefits, incentives and compensation. The Compensation Committee did not meet in 1997.

      The Audit Committee currently consists of Messrs. Barrett and Thompson. The Audit Committee, among other things, makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews and evaluates the result and scope of the audit and other services provided by the Company's independent auditors, reviews the Company's financial statements and reviews and evaluates the Company's internal control functions. The Audit Committee was established in January 1998 and accordingly did not meet during fiscal 1997.

                               EXECUTIVE OFFICERS

Set forth below is certain information, as of the Record Date, regarding the executive officers of the Company:

Name                 Age  Position with Company         Executive Officer Since
----                 ---  ---------------------         -----------------------
Geoffrey T. Burnham  50   Chairman of the Board,            September 1993
                          President and Chief
                          Executive Officer
Susan M. Burnham     42   Vice President and Treasurer      September 1993

      Information with respect to Geoffrey T. Burnham and Susan M. Burnham is set forth under "Information Regarding Nominees."

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth the cash and other compensation paid by the Company to Geoffrey T. Burnham, its Chairman of the Board, President and Chief Executive Officer (the "Named Executive Officer"), during the fiscal years ended December 31, 1997, 1996 and 1995. No other executive officer of the Company received a salary and bonus which exceeded $100,000 in the aggregate during such years.

                                                                       Long Term
                                      Annual Compensation            Compensation
                             -----------------------------------  ------------------

                                                                        Awards
                                                                  ------------------
                              Year Ended                              Securities
Name and Principal Position  December 31,  Salary ($)  Bonus ($)  Underlying Options
---------------------------  ------------  ----------  ---------  ------------------
  Geoffrey T. Burnham           1997        127,395         --           --
  Chairman, President and       1996        116,269         --           --
  Chief Executive Officer       1995         71,269     30,000       39,404(1)(2)

(1) Represents options to purchase 39,404 shares of Common Stock at an exercise price of $2.54 per share, which were initially granted to Dr. Burnham in June 1995. These options were subsequently cancelled when new options to purchase 39,404 shares of Common Stock at an exercise price of $.05 per share were granted to Dr. Burnham in November 1995.

(2)   Does not include 4,925 Private Warrants.

Option/SAR Granted During Fiscal 1997

      There were no options to purchase Common Stock or stock appreciation right granted to the Named Executive Officer during the fiscal year ended December 31, 1997.

Aggregated Option/SAR Exercises During Fiscal 1997 and Year End Option/SAR
Values

      The following table sets forth information concerning outstanding options to purchase Common Stock held by Dr. Burnham as of the year ended December 31, 1997. Dr. Burnham did not exercise any options during fiscal 1997.

                                        Number of Securities
                                            Underlying             Value of Unexercised
                                        Unexercised Options       "In-the-Money" Options
                                            at Fiscal                   at Fiscal
                                          Year-End Grants           Year-End Grants (1)
                                     --------------------------  --------------------------
                  Shares
                 Acquired
                    on      Value
Name             Exercise  Realized  Exercisable  Unexercisable  Exercisable  Unexercisable
---------------  --------  --------  -----------  -------------  -----------  -------------
Dr. Geoffrey T.    -0-       -0-      39,404(2)        -0-          70,691         -0-
Burnham

----------

(1) The values of Unexercised in the Money Options represents the aggregate amount of the excess of $1.844, the closing sale price per share of Common Stock on December 31, 1997, over $.05 the exercise price of such options.
(2) The Company has issued non-plan options to purchase up to an aggregate of 39,404 shares of Common Stock to Dr. Burnham. The options are immediately exercisable at the price of $.05 per share of Common Stock.

Compensation of Directors

      Other than compensation otherwise payable under employment agreements to Dr. Burnham and Ms. Burnham, employee directors receive no cash compensation for serving on the Board of Directors (other than reimbursement of reasonable expenses incurred in attending meetings). The Company pays its nonemployee directors $1,000 per face to face Board meeting and reasonable out-of-pocket expenses for each Board and committee meeting attended. In addition, all nonemployee directors receive, pursuant to the Option Plan, annual grants of options to purchase 2,500 shares of Common Stock for the following year's service. If the Plan Amendment is approved by the stockholders, the Board will be permitted to grant non-employee directors such additional options as it shall determine in its discretion. In addition, newly elected non-employee directors receive a cash payment of $2,000 following their initial election or appointment. Newly elected nonemployee directors receive a pro rata portion of such grant based on the period remaining until the next date of grant following their date of election. Mr. Barrett and Dr. Thompson each received non-plan options to purchase 9,851 shares of Common Stock at $.05 per share in November 1995, in recognition of prior services to the Company. Also, in November 1995 Mr. Barrett and Dr. Thompson each received options to purchase 2,500 shares of Common Stock under the Option Plan, all of which were originally exercisable at $5.00 per share. Effective December 23, 1997 these options were repriced at $.69 a share. In March 1997, under the Option Plan, the Company granted options exercisable on September 19, 1997 at an exercise price of $6.50, respectively, for the purchase of 2,500 shares of Common Stock to each of Mr. Barrett and Dr. Thompson. These options were repriced at $.69 per share effective December 23, 1997. In March 1998, under the Option Plan, the Company granted additional options to purchase 2,500 shares of Common Stock to each of Mr. Barrett and Dr. Thompson exercisable on September 19, 1998 at an exercise price of $1.50 per share. The Company is currently reviewing directors' compensation including the granting of options. Additional options may be granted to existing directors and any newly-elected directors upon completion of such review.

Employment Agreements

      The Company entered into an employment agreement with each of Dr. Geoffrey
T. Burnham and Susan M. Burnham in October 1995. Each of Dr. Burnham's and Ms. Burnham's employment agreements provides for an initial three-year term, commencing on October 1, 1995, and, based on the automatic one-year extensions to maintain its three-year term, until the agreement is terminated by either party, has been extended each year for another one-year term. Neither party has so far given notice to terminate any of these employment agreements. Each of these employment agreements requires full-time service to the Company. Dr. Burnham's agreement currently provides for a base salary of $110,000 per annum, and Ms. Burnham's agreement currently provides for a base salary of $75,000 per annum. Each of the agreements also provides for certain fringe benefits, including split dollar life insurance and certain expense allowances. Dr. Burnham and Ms. Burnham are also entitled to annual salary increases of 10% per annum and bonuses based upon meeting defined goals to be established annually by the Board of Directors. All such bonuses must also be approved by Whale Securities Co., L.P., the underwriter of the Public Offering for a period of three years following the effective date of the Public Offering (i.e., March 19, 1999) or sooner in the event that the Company achieves annual profitability prior to the end of the period. These agreements also provide that the Company will continue to pay the base salary to the employee or the employee's legal representative in the event of the employee's termination due to disability or death, for a period commencing at the time of such termination and ending at the end of the employment term. The agreements contain provisions prohibiting the employee from competing with the Company during the term of employment and for a period of two years thereafter. Dr. Burnham's agreement provides that he will serve as Chairman of the Board, and Ms. Burnham's agreement provides that she will serve as a director on the Board of Directors.

                                 PROPOSAL NO. 2
                            AMENDMENT OF OPTION PLAN

Description of Option Plan

      In October 1995, prior to the Public Offering, the Board of Directors and stockholders of the Company adopted the Option Plan. The Option Plan is intended to attract and retain key employees and directors by providing such persons with a proprietary interest in the Company through the granting of options. A copy of the Option Plan, as currently in effect and without giving effect to the Plan Amendment (as hereinafter defined), is attached hereto as Appendix A.

      The total number of shares of Common Stock which currently may be issued pursuant to the Option Plan is 250,000 (which as of June 19, 1998 had an aggregate fair market value equal to $414,000 which shares may be authorized but unissued or authorized and issued shares held in the Company's treasury or acquired by the Company for purposes of the Option Plan. The number of shares subject to the Option Plan is subject to adjustment in certain events as described below. Options may be granted to key employees (35 persons) and non-employee directors (two persons). Options may be designated as either (i) incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code") or (ii) non-qualified stock options ("NQSOs"). ISOs may be granted to key employees (including officers and directors) of the Company. NQSOs may be granted to non-employee directors and key employees.

      Administration: The Option Plan is administered by the Compensation Committee, which is required to consist of two or more persons who are "non-employee directors" as defined under Rule 16b-3 under the Exchange Act. The Compensation Committee grants options to key employees (including officers and directors) in its discretion and may consider the nature of the optionee's service and responsibilities, the optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. In that regard the Compensation Committee is required to consider and give appropriate weight to input from representatives of management regarding the contributions or potential contributions of the Company's employees.

      Non Employee Directors: On each anniversary of March 19, 1996, the Company grants to each non-employee director a NQSO to purchase 2,500 shares of Common Stock with respect to the 12-month period following such date of grant. Non-employee directors appointed following a date of grant shall be granted, as of the commencement date of their terms, a NQSO to purchase a number of shares of Common Stock equal to that pro rata portion of the 12 month period they will serve before the next date of grant. The exercise price for each such option shall be the greater of the par value per share and the fair market value per share as of the date of grant. Each such option shall vest and be exercisable in full after the expiration of six months from the date of grant.

      Key Employees: The Compensation Committee selects the particular key employees (including officers and directors) to whom options (which may be either ISOs or NQSOs) are to be granted in recognition of each such employee's contribution to the Company's success. The option price for NQSOs granted to key employees shall be the greater of the par value per share and the fair market value on the date of grant. The option price for an ISO shall be determined by the Compensation Committee and shall be no less than the greater of the par value per share and the fair market value on the date of grant. Options granted to key employees shall be in such installments and upon such terms and conditions and restrictions as the Compensation Committee may determine.

      Termination of Employment or Service: If a key employee or non-employee director becomes disabled or an employee retires in accordance with the Company's standard retirement policies, all unmatured options held by such persons on such date shall terminate on the earlier of the option's expiration or six months after the date such person retired or became disabled. If an optionee dies while employed or while serving as a non-employee director, his options may be exercised, to the extent then exercisable, by his estate or personal representatives at any time prior to the earlier of the option's expiration or six months after the optionee's death. If an optionee who is an employee ceases to be employed by the Company or an optionee who is a non-employee director shall cease to serve as a director, other than by reason of death, disability or retirement, all options granted to such optionee, to the extent then exercisable, terminate on the earlier of such option's expiration or 180 days after the date of cessation of employment or service.

      Transferability: No option is assignable or transferable by the optionee except by will or by the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order, provided that in the event of an ISO, such transfer or assignment may occur only to the extent it will not result in disqualifying such option as an ISO under Section 422 of the Code.

      Adjustment: If at any time while the Plan is in effect or unexercised options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination, or exchange of shares of Common Stock, then and in such event: (i) an appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under grants pursuant to the Option Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded; and (ii) appropriate adjustments shall be made in the number of shares of Common Stock and the exercise price per share thereof then subject to purchase pursuant to each such option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to purchase at the same aggregate exercise price. Any fractional shares resulting from any such adjustment shall be eliminated for the purposes of such adjustment. Except as otherwise expressly provided the Option Plan, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares of Common Stock then subject to outstanding options granted under the Option Plan.

      Amendment to Option Plan: The Board may discontinue the Option Plan at any time and may amend it from time to time. No amendment shall, however, without obtaining stockholder approval (i) materially increase the benefits accruing to participants under the Option Plan, (ii) materially increase the number of securities which may be issued under the Option Plan, or (iii) materially modify the requirements as to eligibility for participation in the Option Plan.

      Limitations: No ISO's may be granted to an employee who own more than 10% of the total combined voting power of all classes of stock of the Company unless
(i) the option price is at least 110% of the fair market value on the date of grant and (ii) the option by its terms is not exercisable more than 5 years from the date of grant. ISOs granted under the Option Plan may not be granted at a price less than the greater of par value or 100% of the fair market value of the Common Stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). The aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year may not exceed $100,000. Options granted under the Option Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock of the Company).

Grants

      During the fiscal year ended December 31, 1997, the Company granted 113,550 options to purchase up to shares of Common Stock (which includes 76,500 options which were repriced at $.69 per share). As of the date hereof none of these options have been exercised and in March 1998 additional options of 2,500 were granted to each of Messrs. Barrett and Thompson.

Federal Income Tax Consequences of Option Plan

      The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer's particular situation maybe such that some variation of the described rules is applicable. Optionees should consult their own tax advisors prior to the exercise of any option and prior to the disposition of any Common Stock acquired upon the exercise of an option.

      Options granted under the Option Plan may be either incentive or non-qualified stock options. Incentive stock options are those that are intended to be treated as "incentive stock options" within the meaning of Section 422 of the Code. Under the Code as currently in effect, and under treasury regulations specifying that an option does not have a readily ascertainable fair market value unless it meets certain conditions not met here, the grant of either an incentive stock option or a non-qualified option under the Option Plan creates no tax consequences for an option holder of the Company.

      When a non-qualified option is exercised, the excess of the fair market value of the shares received over the option price is taxable as ordinary income to the option holder. Special rules may apply to exercises by officers and directors.

      The holder of an incentive stock option generally will not be taxed when the option is exercised and, provided the Common Stock received upon exercise is not disposed of within one year of receipt of the shares upon exercise or two years of the date on which the option is granted, the gain on the subsequent disposition will receive long-term capital gains treatment.

      For a non-qualified option, the Company generally will be entitled to a deduction at the same time and in the same amount that the option holder recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code. For an incentive stock option, the Company will not be entitled to a deduction upon the exercise of the option. However, if an incentive stock option holder disposes of the stock within the holding periods described above, he may recognize ordinary income and the Company generally would be entitled to a deduction in an equivalent amount.

Amendment to Option Plan

      The Board of Directors of the Company has adopted, and recommends that the shareholders of the Company approve the adoption of, an amendment to the Option Plan to increase from 250,000 to 1,000,000 shares the number of shares of Common Stock available for options to be granted under the Option Plan; and (ii) to permit the Board to grant additional NQSO's to non-employee directors (the "Plan Amendment").

Reasons for and Principal Effects of the Plan Amendment

      As of June, 1998, there were outstanding under the Option Plan options covering 141,305 shares of Common Stock and with only 108,695 shares of Common Stock available for future grants under the Option Plan. As the Compensation Committee believes that stock-based performance compensation arrangements are beneficial in attracting and maintaining key employees and directors by aligning such persons' interests with those of the Company's shareholders over the long term, the Board has adopted, and recommends that the shareholders approve the adoption of, the Plan Amendment. If the Plan Amendment is approved, the key employees (including officers and directors) and non-employee directors could receive, in the aggregate, an additional 858,695 shares of Common Stock.

New Plan Benefits Table

      As of June 19, 1998 options to purchase an aggregate of 141,305 shares of Common Stock have been issued under the Option Plan. The following table sets forth, to the extent determinable, the benefits or amounts that will be received by the following persons in the year following approval of the Plan Amendment;
(i) the Named Executive Officer; (ii) the current executive officers as a group (two persons); (iii) the current directors who are not executive officers as a group (two persons); (iv) each nominee for election as a director (four persons); (v) each associate of any director, executive officer or nominee; and
(vi) all employees, including all current officers who are not executive officers, as a group. No other person received or is expected to receive 5% of the options issued under the Option Plan.

                                NEW PLAN BENEFITS

                             1995 Stock Option Plan
--------------------------------------------------------------------------------

  Name and Position of Group    Dollar Value($)(1)         Number of Units
  --------------------------    ------------------         ---------------

Geoffrey T. Burnham
   Chairman of the Board,
   President and Chief
   Executive Officer                                       Undeterminable

Current Executive Officers
(as a Group)                                               Undeterminable(2)

Current Non-Executive
Directors
(as a Group)                                               5,000(3)

Director Nominees
-----------------

   Geoffrey T. Burnham                                     Undeterminable(4)

   Susan M. Burnham                                        Undeterminable(4)

   George W. Barrett                                       2,500(3)

   Brian J. Thompson                                       2,500(3)

Associates                                                 Undeterminable

Employees (including
Non-Executive Officers) (as a
group)                                                     Undeterminable(5)

----------

(1) The dollar value of options granted under the Option Plan will depend upon the spread between the exercise price of the options and the value of the Common Stock on the date of exercise of the options.

(2) The Company's current executive officers are comprised of Geoffrey T. Burnham, the Chairman of the Board and President and Chief Executive Officer and Susan M. Burnham, Vice President and Treasurer. The number of options which may be issued to the group is not now determinable.

(3) The current non-executive directors are comprised of George W. Barrett and Brian J. Thompson. Pursuant to the Option Plan non-employee directors receive annual grants of options to purchase 2,500 shares.

(4) The number of options which may be issued in the future to the individual is not now determinable.

(5) The number of options which may be issued in the future to employees is not now determinable.

Proposed Plan Amendment

      On March 20, 1998 the Board of the Company resolved to amend Article III of the Option Plan to read in its entirety as follows:

                                  "ARTICLE III
                             Shares Subject to Plan

      The Committee may not grant Stock Options under the Option Plan for more than 1,000,000 shares of Common Stock of the Company (as may be adjusted in accordance with Article XII or XIII hereof). Shares to be distributed and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of expiration or unexercised termination of a Stock Option are no longer subject to purchase may be re-offered under the Option Plan."

      In addition, on March 20, 1998, the Board also resolved to amend Article IV of the Plan by the addition of the following paragraph thereto:

                                   "ARTICLE IV
                      Non-Employee Directors Stock Options

      (b) In addition to the options contemplated to be awarded pursuant to paragraph (a) of this Section 4.2, the Board may grant such additional Nonqualified Stock Options to non-employee directors of the Company as it shall determine in its discretion."

Vote Required for Approval

      Approval of the Plan Amendment requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote.

The Board of Directors recommends a vote FOR Proposal No. 2

                   PROPOSAL NO. 3 - RATIFICATION OF SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors believes it is appropriate to submit for ratification by the stockholders its selection of Price Waterhouse LLP as the independent public accountants for the Company for fiscal year 1998. Price Waterhouse LLP has served as independent accountants for the Company since fiscal year 1993. Representatives of Price Waterhouse LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Unless otherwise specified, shares represented by proxies will be voted for the ratification of Price Waterhouse LLP as the independent public accountants for the Company. If the stockholders do not so approve, the selection of independent public accountants will be reconsidered by the Board of Directors.

      The Board of Directors recommends a vote FOR Proposal No. 3.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Upon incorporation of the Company in New York in September 1993, Dr. Burnham purchased 374,331 shares of Common Stock, for a purchase price of $19,000 some of which shares were subsequently transferred by him to other related entities or individuals. In addition, in November 1995, Dr. Burnham transferred 22,693 of these shares back to the Company, for no consideration, in order for the Company to then reissue such shares to another individual in settlement of all outstanding claims for services rendered by such individual on behalf of the Company prior to its incorporation.

      In connection with the December 1994 Placement, Dr. Burnham, in March 1995, purchased an aggregate of 4,925 shares of Common Stock and 4,925 Private Warrants for an aggregate purchase price of $10,000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      To the Company's knowledge, based solely on a review of the copies of Forms 3 and 4 furnished to the Company and information furnished by the reporting person during the fiscal year ended December 31, 1997 and Forms 5 furnished to the Company with respect to such year, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners were complied with.

                             INDEPENDENT ACCOUNTANTS

      The Company has engaged Price Waterhouse LLP as independent public accountants for the Company for fiscal year 1998. Price Waterhouse LLP has served as the independent accountants for the Company since fiscal year 1993. Representatives of Price Waterhouse LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                 OTHER BUSINESS

      Management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters be brought before the Meeting, it is intended that the persons named in the accompanying proxy will vote such proxy in their discretion.

                                  ANNUAL REPORT

      The Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 1997, including financial statements but excluding exhibits, is being furnished herewith to stockholders of record of the Company on the Record Date.

                  STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

      Any stockholder desiring to present proposals to stockholders at the 1999 Annual Meeting of the Company must transmit such proposal to the Company so that it is received by the Company on or before April 15, 1999. All such proposals should be in compliance with applicable SEC regulations.

                                    By Order of the Board of Directors

                                    Geoffrey T. Burnham
                                    Chairman

                                                                      Appendix A

                  SEMICONDUCTOR LASER INTERNATIONAL CORPORATION
                             1995 STOCK OPTION PLAN
                       (as amended through June 19, 1998)

                                     Purpose

      The purpose of the Plan is to attract and retain key employees and directors of the Company and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options and Nonqualified Stock Options which will:

            (a) increase the interest of the employees and directors in the Company's welfare;

            (b) furnish an incentive to the employees and directors to continue their services for the Company; and

            (c) provide a means through which the Company may attract able persons to enter its employ or to serve as directors.

                                    ARTICLE I
                                   Definitions

      For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

      1.1 "Board" means the board of directors of the Company.

      1.2 "Change in Control" means the occurrence of any of the following events: (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation), in one transaction or a series of related transactions, of all, or substantially all, of the assets of the Company, (ii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company, (iii) any "person" (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the 1934 Act) or any "group" (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than the Company or any successor of the Company or any Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary (including such plan's trustee), becomes a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 50.1% or more of the Company's then outstanding securities having the right to vote in the election of directors, or (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

      1.3 "Code" means the Internal Revenue Code of 1986, as amended.

      1.4 "Common Stock" means the common stock which the Company is currently authorized to issue or may in the future be authorized to issue.

      1.5 "Company" means Semiconductor Laser International Corporation, a New York corporation.

      1.6 "Date of Grant" means the effective date on which an option is awarded to a Participant as set forth in the stock option agreement.

      1.7 "Fair Market Value" of the Company's shares of Common Stock means (i) the closing price per share on any stock exchange on which the Common Stock is traded or quoted, including the Nasdaq Stock Market, or (ii) the mean between the closing bid and asked price per share of Common Stock in the over-the-counter market, other than on the Nasdaq Stock Market.

      1.8 "Incentive Stock Option" means an option to purchase shares of Common Stock granted to an eligible Participant pursuant to Article V and which is intended to qualify as an incentive stock option under Section 422 of the Code.

      1.9 "1934 Act" means the Securities Exchange Act of 1934, as amended.

      1.10 "Nonqualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant pursuant to Article IV or Article V and which is not intended to qualify as an incentive stock option under Section 422 of the Code.

      1.11 "Participant" means any employee of the Company or any Subsidiary of the Company or any non-employee director of the Company who is, or who is proposed to be, a recipient of a Stock Option.

      1.12 "Plan" means the Semiconductor Laser International Corporation 1995 Stock Option Plan, as it may be amended from time to time.

      1.13 "Stock Dividend" means a dividend or other distribution declared on the shares of Common Stock payable in (i) capital stock of the Company or any Subsidiary of the Company, or (ii) rights, options or warrants to receive or purchase capital stock of the Company or any Subsidiary of the Company, or (iii) securities convertible into or exchangeable for capital stock of the Company or any Subsidiary of the Company, or (iv) any capital stock received upon the exercise, or with respect to, the foregoing.

      1.14 "Stock Options" shall mean any and all Incentive Stock Options and Nonqualified Stock Options granted pursuant to the Plan.

      1.15 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

                                   ARTICLE II
                                 Administration

      Subject to the terms of this Article II, the Plan shall be administered by the Compensation Committee (the "Committee") of the Board, which shall consist of at least two members. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. Each member of the Committee is required to be a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under the 1934 Act.

      The Board shall select one of its members to act as the Chairman of the Committee, and the Committee shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall designate from time to time the key employees to whom Stock Options will be granted, interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or advisable. In this regard, the Committee shall consider and give appropriate weight to input from representatives of management of the Company regarding the contributions or potential contributions to the Company or a Subsidiary of certain of the employees or potential employees of the Company or a Subsidiary. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Company and all Participants.

                                   ARTICLE III
                             Shares Subject to Plan

      The Committee may not grant Stock Options under the Plan for more than 250,000 shares of Common Stock of the Company (as may be adjusted in accordance with Article XII or XIII hereof). Shares to be distributed and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration or unexercised termination of a Stock Option are no longer subject to purchase may be re-offered under the Plan.

                                   ARTICLE IV
                      Non-Employee Directors' Stock Options

      The provisions of this Article IV shall apply only to Nonqualified Stock Options granted under the Plan to non-employee directors of the Company.

      4.1 Eligibility. Only non-employee directors of the Company, which term shall exclude directors who are employed as consultants to the Company, shall be eligible to receive grants of Nonqualified Stock Options under this Article IV.

      4.2 Grant of Stock Options. On the effective date of the Registration Statement and on each anniversary of such date during the term of this Plan (or if such date is not a business day, then on the next succeeding business day thereafter), the Company shall grant to each non-employee director of the Company a Nonqualified Stock Option to purchase 2,500 shares of Common Stock with respect to the 12-month period following such Date of Grant. Non-employee directors appointed following a Date of Grant shall be granted, as of the commencement date of their terms, a Nonqualified Stock Option to purchase that number of shares of Common Stock equal to that pro rata portion of the 12-month period they will serve before the next Date of Grant. Each grant of Nonqualified Stock Options under this Article IV shall be evidenced by a stock option agreement setting forth the total number of shares subject to the Nonqualified Stock Option, the option exercise price, the term of the Nonqualified Stock Option and such other terms and provisions as are consistent with the Plan.

      4.3 Option Price. The option exercise price for a Nonqualified Stock Option granted under this Article IV shall be equal to the Fair Market Value per share of Common Stock on the Date of Grant. Notwithstanding anything to the contrary contained in this Section 4.3, the option exercise price of each Nonqualified Stock Option granted pursuant to this Article IV shall not be less than the par value per share of the Common Stock.

      4.4 Option Period. All Nonqualified Stock Options granted under this
Article IV shall automatically vest and be exercisable in full after the expiration of six months from the Date of Grant. The period during which a Nonqualified Stock Option granted under this Article IV may be exercised shall expire ten years from the Date of Grant, unless sooner terminated pursuant to
Article VIII. No Nonqualified Stock Option granted under this Article IV may be exercised at any time after its term.

                                    ARTICLE V
                          Key Employees' Stock Options

      The provisions of this Article V shall apply only to Stock Options granted under the Plan to key employees of the Company or any of its Subsidiaries, including employee or consultant-directors of the Company:

      5.1 Eligibility. The Committee shall, from time to time, select the particular key employees of the Company and its Subsidiaries to whom the Stock Options provided under this Article V are to be granted and/or distributed in recognition of each such employee's contribution to the Company's or the Subsidiary's success. In this regard, the Committee shall consider and give appropriate weight to input from representatives of management of the Company regarding the contributions or potential contributions to the Company or a Subsidiary of certain of the employees or potential employees of the Company or a Subsidiary.

      5.2 Grant of Stock Options. All grants of Stock Options under this Article V shall be awarded by the Committee. Each grant of Stock Options shall be evidenced by a stock option agreement setting forth the total number of shares subject to the Stock Option, the option exercise price, the term of the Stock Option, and such other terms and provisions as are approved by the Committee, but, except to the extent permitted herein, are not inconsistent with the Plan. In the case of an Incentive Stock Option, the stock option agreement shall also include provisions that may be necessary to assure that the option is an incentive stock option under the Code. The Company shall execute stock option agreements upon instructions from the Committee.

      5.3 Option Price. The option price for a Nonqualified Stock Option shall be equal to the Fair Market Value per share of the Common Stock on the Date of Grant. The option price for an Incentive Stock Option shall be determined by the Committee and shall be an amount not less than the Fair Market Value per share of the Common Stock on the Date of Grant; the Committee shall determine the Fair Market Value of the Common Stock on the Date of Grant, and shall set forth the determination in its minutes. Notwithstanding anything to the contrary contained in this Section 5.3, the exercise price of each Stock Option granted pursuant to the Plan shall not be less than the par value per share of the Common Stock.

      5.4 Option Period. The option period will begin and terminate on the respective dates specified by the Committee, but may not terminate later than ten years from the Date of Grant. No Stock Option granted under the Plan may be exercised at any time after its term. The Committee may provide for the exercise of Stock Options in installments and upon such terms, conditions and restrictions as it may determine. The Committee shall have the right to accelerate the time at which any Stock Option granted to an employee (including an employee director) shall become exercisable. In the event of the retirement of an employee of the Company or a Subsidiary in accordance with the standard retirement policies of the Company or the Subsidiary, as the case may be, all unmatured installments of Stock Options outstanding shall automatically be accelerated and exercisable in full in accordance with the provisions of Article VIII.

                                   ARTICLE VI
                        Limits on Incentive Stock Options

      6.1 Stock Ownership Limitation. No Incentive Stock Option may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries. This limitation will not apply if the option price is at least 110% of the Fair Market Value of the Common Stock on the Date of Grant and the option is not exercisable more than five years from the Date of Grant.

      6.2 Option Period. Notwithstanding the provisions of Sections 5.4 hereof, if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any Subsidiary of the Company) and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the Date of Grant.

      6.3 Limitation on Exercises of Shares Subject to Incentive Stock Options. To the extent required by the Code for incentive stock options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Code.

      6.4 Disqualifying Disposition. If stock acquired upon exercise of an Incentive Stock Option is disposed of by a Participant prior to the expiration of either two years from the Date of Grant of such option or one year from the transfer of shares to the Participant pursuant to the exercise of such option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other option granted under the Plan as an incentive stock option within the meaning of Section 422 of the Code.

                                   ARTICLE VII
                            Exercise of Stock Options

      Full payment for shares purchased upon exercise of a Stock Option shall be made in cash or by the Participant's delivery to the Company of shares of Common Stock which have a Fair Market Value equal to the option price (or in any combination of cash and shares of Common Stock having an aggregate Fair Market Value equal to the option price). No shares may be issued until full payment of the purchase price therefor has been made, and a Participant will have none of the rights of a stockholder until shares are issued to him.

                                  ARTICLE VIII
                      Termination of Employment or Service

      In the event a Participant who is an employee of the Company (including any employee-director) or any Subsidiary shall cease to be employed by the Company or a Subsidiary, or a Participant who is a non-employee director of the Company shall cease to serve as a director of the Company, for any reason other than death, disability or retirement, such Participant's Stock Options may be exercised by the Participant for a period of one hundred eighty (180) days after the Participant's termination of employment or service, as the case may be, or until expiration of the applicable Option Period (if sooner) to the extent of the shares with respect to which such Stock Options could have been exercised by the Participant on the date of termination, and thereafter to the extent not so exercised, such Stock Options shall terminate. In addition, a Participant's Stock Options may be exercised as follows in the event of such Participant's death, disability or retirement:

      (a) Death. In the event of death while employed or while serving as a non-employee director, as the case may be, the Stock Option may be exercised, for a period of one hundred eighty (180) days after the Participant's death or until expiration of the Stock Option period (if sooner), to the extent of the shares with respect to which the Stock Option could have been exercised by the Participant on the date of the Participant's death, by the Participant's estate or personal representative, or by the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the Participant's death; and

      (b) Disability Or Retirement. In the event of termination of employment of an employee (or termination of service in the case of a non-employee director) as the result of a total and permanent disability (as defined in Section 22(e) of the Code) or as the result of retirement in accordance with the standard retirement policies of the Company or the Subsidiary, as the case may be, the Stock Option may be exercised by the Participant or his guardian for a period of one hundred eighty (180) days after such termination or until expiration of the Stock Option period (if sooner), to the extent of the shares with respect to which the Stock Option could have been exercised by the Participant on the date of such termination, after taking into account any acceleration of unmatured installments of Stock Options pursuant to Section 5.4.

Notwithstanding the foregoing, individual grants of Stock Options to employees of the Company or any Subsidiary under the Plan may provide, pursuant to the terms of the particular stock option agreement, more restrictive terms than those contained in this Plan concerning any exercise of such Stock Options with respect to any termination of employment by such Participants.

                                   ARTICLE IX
                           Amendment or Discontinuance

      Subject to the limitations set forth in this Article IX, the Board may at any time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan, provided that such action shall not, without obtaining the approval of the stockholders of the Company, (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the number of securities which may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. Subject to the foregoing limitations, the Board may amend the Plan or modify the agreements evidencing same in order to comply with any exemption from the operation of Section 16(b) of the 1934 Act. The Board may not amend the provisions of Article IV more than once during any six month period unless such amendment is deemed necessary in order to comply with the provisions of the Code or the treasury regulations promulgated thereunder. The Committee may also substitute new Stock Options for Stock Options previously granted to employees of the Company or any of its Subsidiaries, including previously granted Stock Options having higher exercise prices.

                                    ARTICLE X
                               Effect of the Plan

      Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any director, officer or employee any right to be granted a Stock Option to purchase or receive Common Stock of the Company or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by and executed on behalf of the Company and then only to the extent of and upon the terms and conditions expressly set forth therein.

                                   ARTICLE XI
                                      Term

      The Plan shall be submitted to the Company's stockholders for their approval; however, Stock Options may be granted under the Plan prior to the time of stockholder approval. Unless sooner terminated by action of the Board, the Plan will terminate on the 25th day of October, 2005. Stock Options under the Plan may not be granted after that date, but Stock Options granted before that date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE XII
                               Capital Adjustments

      If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a Stock Dividend or through any recapitalization resulting in a stock split, combination, or exchange of shares of Common Stock, then and in such event:

      (i) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under grants pursuant to the Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded; and

      (ii) Appropriate adjustments shall be made in the number of shares of Common Stock and the exercise price per share thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to purchase at the same aggregate exercise price.

      Any fractional shares resulting from any adjustment made pursuant to this
Article XII shall be eliminated for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

                                  ARTICLE XIII
                   Recapitalization, Merger and Consolidation

      (a) The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      (b) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any outstanding Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled.

      (c) In the event of any merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Stock Option that number of shares of each class of stock or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the stockholders of the Company in respect of each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash or property in accordance with their terms. Notwithstanding the foregoing, however, all such Stock Options may be canceled by the Board as of the effective date of any such reorganization, merger or consolidation, or of any proposed sale of substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares subject to such outstanding Stock Options, including shares as to which such Stock Option would not otherwise be exercisable.

      (d) In the event of a Change in Control of the Company, then, notwithstanding any other provision in the Plan to the contrary, all unmatured installments of Stock Options outstanding shall thereupon automatically by accelerated and exercisable in full.

      (e) In case the Company shall, at any time while any Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise hereof (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. In the event that the Company shall, at any time prior to the expiration of any Stock Option make any partial distribution of its assets in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of retained earnings or earned surplus and designated as such), then in such event the exercise prices then in effect with respect to each option shall be reduced, as of the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution; provided, that in no event shall any adjustment of exercise prices in accordance with the terms of the Plan result in any exercise prices being reduced below the par value per share of the Common Stock.

      (f) Upon the occurrence of each event requiring an adjustment of the exercise price and/or the number of shares purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Company shall mail forthwith to each Participant a copy of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant, except as to any Participant who contests such computation by written notice to the Company within thirty (30) days after receipt thereof by such Participant.

                                   ARTICLE XIV
                    Options in Substitution for Stock Options
                          Granted by Other Corporations

      Stock Options may be granted under the Plan from time to time in substitution for such stock options held by employees of a corporation who become or are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by either of the foregoing of stock of the employing corporation as the result of which it becomes a Subsidiary The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                   ARTICLE XV
                            Miscellaneous Provisions

      15.1 Exercise of Stock Options. Stock Options granted under the Plan may be exercised during the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in the applicable stock option agreements; provided, however, that Stock Options shall not be exercisable at any time during the six month period which begins on the Date of Grant. Notwithstanding anything to the contrary contained herein, Stock Options may not be exercised, nor may shares be issued pursuant to a Stock Option (i) until the expiration of six months from the date that the Plan is approved by the stockholders of the Company, if necessary to comply with Rule 16b-3 promulgated under the 1934 Act or with the applicable rules or regulations of any stock exchange or inter-dealer quotation system on which the Common Stock is listed or quoted or (ii) if any necessary listing of the shares on a Stock Option, the date of grant (for the purposes of Section 16 of the 1934 Act and the rules promulgated thereunder) of such Stock Option shall be deemed to be the date of stockholder approval of the Plan.

      15.2 Non-Assignability. A Stock Option granted to a Participant may not be transferred or assigned, other than (i) by will or the laws of descent and distribution or (ii) pursuant to the terms of a qualified domestic relations order (as defined in Section 401 (a)(13) of the Code or Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended), provided, that in the case of an Incentive Stock Option, such transfer or assignment may occur only to the extent it will not result in disqualifying such option as an incentive stock option under section 422 of the Code, or any successor provision. Subject to the foregoing, during a Participant's lifetime, Stock Options granted to a Participant may be exercised only by the Participant or, provided the particular stock option agreement so provides, by the Participant's guardian or legal representative.

      15.3 Investment Intent. The Company may require that there be presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

      15.4 Allotment of Shares. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of Stock Options to employee-Participants under the Plan. The grant of a Stock Option to a Participant shall not, by itself, be deemed either to entitle the Participant to, or to disqualify the Participant from, participation in any other grant of Stock Options under the Plan.

      15.5 No Right to Continue Employment. Nothing in the Plan or in any Stock Option confers upon any employee the right to continue in the employ of the Company or interferes with or restricts in any way the right of the Company to discharge any employee at any time (subject to any contract rights of such employee).

      15.6 Stockholders' Rights. The holder of a Stock Option shall have none of the rights or privileges of a stockholder except with respect to shares which have been actually issued.

      15.7 Tax Requirements. Any employee who exercises any Stock Option shall be required to pay the Company the amount of all taxes which the Company is required to withhold as a result of the exercise of the Stock Option. With respect to an Incentive Stock Option, in the event of a subsequent disqualifying disposition of Common Stock within the meaning of Section 422 of the Code, such payment of taxes may be made in cash, by check or through the delivery of shares of Common Stock which the employees then owns, which shares have an aggregate Fair Market Value equal to the required withholding payment, or any combination thereof. With respect to the exercise of a Nonqualified Stock Option by a Participant who is an officer, director or 10% stockholder of the Company (as determined by reference to Section 16(b) of the 1934 Act and the rules promulgated thereunder), the employee's obligation to pay such taxes shall only be satisfied by the Company's withholding of that number of whole shares of Common Stock otherwise issuable upon such exercise which have an aggregate Fair Market Value which equals or exceeds (if necessary to avoid the issuance of fractional shares) the required tax withholding payment. With respect to the exercise of a Nonqualified Stock Option by any Participant who is not such an officer, director or 10% stockholder of the Company, such Participant's obligation to pay such taxes may be satisfied by the following, or any combination thereof: (i) the delivery of cash to the Company in an amount necessary to satisfy the required tax withholding obligation of the Company and/or (ii) the actual delivery by the exercising Participant to the Company of shares of Common Stock which the Participant owns and/or the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option), which shares so delivered or withheld have an aggregate Fair Market Value which equals or exceeds (if necessary to avoid the issuance of fractional shares) the required tax withholding payment. Any such withholding payments with respect to the exercise of a Nonqualified Stock Option made by a Participant in cash or by actual delivery of shares of Common Stock shall be required to be made within thirty (30) days after the delivery to the Participant of any certificate representing the shares of Common Stock acquired upon exercise of the Stock Option.

      15.8 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE XVI
                                 Effective Date

      The effective date of the Plan shall be October 25, 1995, that is, the date on which it was approved and adopted by the Board.

                                                                      Appendix B

                  SEMICONDUCTOR LASER INTERNATIONAL CORPORATION
                    15 LINK DRIVE, BINGHAMTON, NEW YORK 13904

              FORM OF PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 17, 1998

      The undersigned hereby appoints GEOFFREY T. BURNHAM as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all of the shares of Common Stock, $.01 par value, of SEMICONDUCTOR LASER INTERNATIONAL CORPORATION, held of record by the undersigned at the close of business on June 19, 1998 at the Annual Meeting of Stockholders (the "Meeting") of SEMICONDUCTOR LASER INTERNATIONAL CORPORATION on August 5, 1998, at 10:00am, or at any adjournments thereof.

1.    Election of Directors

         |_| For all nominees listed below            |_| WITHHOLD AUTHORITY
         (except as indicated otherwise below)

      INSTRUCTION: To withhold authority to vote for an individual nominee, write such nominee's name in the space below.

      NOMINEES: George W. Barrett, Geoffrey T. Burnham, Susan M. Burnham and Brian J. Thompson

2.    To approve the amendment to the 1995 Stock Option Plan.

      |_| FOR                |_| AGAINST                  |_| ABSTAIN

3. To ratify the selection of Price Waterhouse LLP as independent public accountants for the Company for fiscal year 1998.

      |_| FOR                |_| AGAINST                  |_| ABSTAIN

4. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

      |_| FOR                |_| AGAINST                  |_| ABSTAIN

                              (To be signed below)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE
                            INSTRUCTIONS GIVEN ABOVE

            Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a ballot is given by a corporation, please give your full corporation name and have the ballot signed by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    DATED: ________________, 1998


                                    -------------------------------
                                    Shareholder Name


                                    -------------------------------
                                    Shareholder Signature


                                    -------------------------------
                                    Signature if held jointly

                     PLEASE MARK, SIGN, DATE AND RETURN THE
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                                        2